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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Honeywell International Inc. on Form S-8 of our report dated February 10, 1999, appearing in the Annual Report on Form 10-K of Honeywell International Inc. for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

Parsipanny, New Jersey
April 13, 2000